SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         APRIL 23, 2003 (APRIL 21, 2003)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            HERSHA HOSPITALITY TRUST
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Maryland                  001-14765              251811499
           --------                  ---------              ---------
(State or Other Jurisdiction   (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                 Identification No.)



                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania  17070
                       -----------------------------------
              (Address and zip code of principal executive offices)


                                 (717) 770-2405
                                 --------------
               Registrant's telephone number, including area code


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ITEM  5.     OTHER  EVENTS.

On April 21, 2003, CNL Hospitality Properties, L.P. ("CNL LP") purchased from Hersha Hospitality Limited Partnership ("HHLP"), the operating partnership of Hersha Hospitality Trust ("HT"), $10 million of convertible preferred units of limited partnership interest in HHLP ("Series A Preferred Units"). CNL LP agreed to purchase up to an additional $15 million of Series A Preferred Units during the next 12 months. At the same time, HHLP and CNL LP agreed to form a joint venture investment partnership to acquire hotel real estate assets utilizing up to an additional $40 million of joint venture funding from CNL LP. Additional investments by CNL LP in HHLP or the joint venture are subject to the satisfaction of conditions described in the definitive documents relating to the transaction, copies of which are filed as exhibits to this Form 8-K.

SUMMARY  OF  THE  PRIVATE  PLACEMENT

The Securities Purchase Agreement pursuant to which CNL LP purchased the initial Series A Preferred Units provides that $5 million of additional Series A Preferred Units will be issued to CNL LP on the 30th day after the initial closing, and that up to an additional $10 million of units may be issued to CNL LP at various times over the next 12 months as determined by the parties, subject to the satisfaction of conditions to closing set forth in the Securities Purchase Agreement.

The Series A Preferred Units will rank senior to all existing units of partnership interest in HHLP and have a liquidation preference of $100 per unit plus accrued and unpaid distributions. Distributions on the Series A Preferred Units accrue at a rate of 10.5% per annum of the original issue price. The Series A Preferred Units are redeemable at the option of HT at a redemption price equal to the original issue price, plus all accrued but unpaid distributions, plus a premium starting at 10.5% of the original issue price and declining to zero on a straight line basis at the tenth anniversary of the original issuance.

The Series A Convertible Preferred Units are exchangeable at any time, at the option of the holder, for Series A Preferred Shares of Beneficial Interest in HT on a one for one basis, or for Common Partnership Units of HHLP or Class A Common Shares of Beneficial Interest in HT at an exchange price of $6.7555 per share, which is the volume weighted average closing price of HT's Class A Common Shares on the American Stock Exchange for the twenty days immediately preceding the initial closing. Any Series A Preferred Shares issued upon exchange of the Series A Preferred Units will have terms substantially similar to the Series A Preferred Units and will be convertible into Class A Common Shares at a conversion price $6.7555 per share.

In connection with the issuance of the Series A Preferred Units, HT has granted CNL LP a limited waiver from the share ownership limit in HT's Amended and Restated Declaration of Trust, allowing CNL LP to own 100% of the outstanding Series A Preferred Shares and up to 60% of the outstanding Class A Common Shares on a fully diluted basis, subject to CNL LP's compliance with certain representations and warranties. In addition, HT and CNL LP have entered into a Standstill Agreement pursuant to which CNL LP has agreed, among other things, not to acquire any additional securities of HT, participate in any solicitation of proxies, call shareholder meetings, or seek representation on the HT Board of Trustees. The Standstill Agreement further provides that CNL LP will be


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entitled to vote only the HT securities it owns which represent 40% or less of the total outstanding voting securities of HT at the time of such vote or consent. Any additional voting securities owned by CNL LP will be voted pro rata according to the votes of the shareholders unaffiliated with CNL LP. The Standstill Agreement expires on its sixth anniversary, or earlier if, among other things, HHLP or HT fail to pay the required distributions or dividends on the Series A Preferred Units or Series A Preferred Shares, or HT fails to maintain its status as a REIT.

Upon the occurrence of certain events, CNL LP will be entitled to elect one of the members of HT's Board of Trustees, and upon HHLP's or HT's failure to pay the distributions and dividends on the Series A Preferred Units and Series A Preferred Shares, CNL LP would be entitled to elect up to 40% of the members of the HT Board of Trustees. The holders of the Series A Preferred Units and Series A Preferred Shares will also have rights to approve certain significant transactions by HT.

HT has also entered into a registration rights agreement pursuant to which it may be required to register with the Securities and Exchange Commission the Series A Preferred Shares and Class A Common Shares owned by CNL LP and its affiliates.

For complete information relating to the transactions described above, please refer to the documents attached as exhibits to this Form 8-K, which qualify the foregoing summary in its entirety.

SUMMARY OF THE JOINT VENTURE

HT and CNL LP also have formed a joint venture limited partnership, with HT as the general partner and CNL LP as the sole limited partner. The joint venture agreement provides that CNL LP will invest up to $40 million and HT will invest up to $20 million in the joint venture to acquire hotel real estate assets approved by an investment committee comprised of an equal number of representatives from HT and CNL LP. The investments in the joint venture will be subject to satisfaction of the conditions to closing set forth in the joint venture agreement

Net cash flow from operations of the joint venture will be distributed: first, to CNL LP to provide a 10.5% per annum return on its unreturned capital contributions; second, to HHLP to provide an annual administrative fee of .35% of the cost of the joint venture's assets; third, to HHLP to provide a 13% per annum return on its unreturned capital contributions; and thereafter to CNL LP and HHLP in proportion to their capital contributions to the joint venture. Proceeds from a sale of a joint venture property or other capital event for the joint venture will be distributed: first, to CNL LP to return its capital contributions; second, to HHLP to return its capital contributions; third, to CNL LP to provide a 10.5% annual return on its unreturned capital contributions; fourth, to HT to provide a 13% annual return on its unreturned capital contributions; and thereafter to CNL LP and HHLP according to their respective capital contributions.


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CNL LP's limited partnership interest in the joint venture generally will be exchangeable, at CNL LP's option, for Common Partnership Units of HHLP or Class A Common Shares of HT, based on an exchange price of $6.7555 per share.

For complete information relating to the joint venture, please refer to the documents attached as exhibits to this Form 8-K, particularly the Limited Partnership Agreement of HT/CNL Metro Hotels, LP, dated as of April 21, 2003, which qualify the foregoing summary in its entirety.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

3.1 Articles Supplementary of Hersha Hospitality Trust which classify and designate 350,000 preferred shares of beneficial interest as Series A Preferred Shares of beneficial interest, par value $.01 per share

4.1 Excepted Holder Agreement, dated April 21, 2003, by and among CNL Hospitality Properties, Inc., CNL Hospitality Partners, L.P., Hersha Hospitality Trust and Hersha Hospitality Limited Partnership

10.1 Securities Purchase Agreement, dated as of April 21, 2003, among CNL Hospitality Partners, L.P., Hersha Hospitality Trust and Hersha Hospitality Limited Partners

10.2 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of April 21, 2003

10.3 Standstill Agreement, dated as of April 21, 2003, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership, CNL Hospitality Partners, L.P. and CNL Financial Group, Inc.

10.4 Registration Rights Agreement, dated April 21, 2003, between CNL Hospitality Partners, L.P. and Hersha Hospitality Trust

10.5 Limited Partnership Agreement of HT/CNL Metro Hotels, LP, dated as of April 21, 2003


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                      HERSHA  HOSPITALITY  TRUST
                                      (REGISTRANT)


Date:     April  23,  2003            By:     /s/  Ashish  Parikh
                                              ---------------------------------
                                      Name:   Ashish  Parikh
                                      Title:  Chief  Financial  Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
-----------    -----------

3.1 Articles Supplementary of Hersha Hospitality Trust which classify and designate 350,000 preferred shares of beneficial interest as Series A Preferred Shares of beneficial interest, par value $.01 per share

4.1 Excepted Holder Agreement, dated April 21, 2003, by and among CNL Hospitality Properties, Inc., CNL Hospitality Partners, L.P., Hersha Hospitality Trust and Hersha Hospitality Limited Partnership

10.1 Securities Purchase Agreement, dated as of April 21, 2003, among CNL Hospitality Partners, L.P., Hersha Hospitality Trust and Hersha Hospitality Limited Partners

10.2 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of April 21, 2003

10.3 Standstill Agreement, dated as of April 21, 2003, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership, CNL Hospitality Partners, L.P. and CNL Financial Group, Inc.

10.4 Registration Rights Agreement, dated April 21, 2003, between CNL Hospitality Partners, L.P. and Hersha Hospitality Trust

10.5 Limited Partnership Agreement of HT/CNL Metro Hotels, LP, dated as of April 21, 2003


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